UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: September 21, 2009
(Date of earliest event reported)

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

NC (State or other jurisdiction of incorporation)	000-52099 (Commission File Number)	20-4495993 (IRS Employer Identification Number)

PO Box 888 (Address of principal executive offices)		28621 (Zip Code)

336-526-6312

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

Elkin, NC — September 21, 2009 — Yadkin Valley Financial Corporation (NASDAQ: YAVY), the holding company for Yadkin Valley Bank and Trust Company, announced that its Board of Directors voted to suspend payment of the Company’s quarterly cash dividend to holders of its common stock. The Board will continue to evaluate the payment of a quarterly cash dividend to common shareholders on a quarterly basis.

Item 9.01:  Exhibits

Exhibit 99.1: Press Release

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Financial Corporation

By:	/s/Jan H. Hollar
Jan H. Hollar
Chief Financial Officer

Date:	September 21, 2009